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                                                                              Exhibit 23.3



      United States                                                  International
      -------------                                                  -------------

Atlanta       Milwaukee                                        Brazil          Mexico
Boston        Minneapolis           [AMERICAN APPRAISAL        Canada          Morocco
Buffalo       New Orleans             ASSOCIATES LOGO]         China           Philippines
Charlotte     New York                                         Croatia         Portugal
Chicago       Oak Lawn          411 East Wisconsin Avenue      Czech Republic  Russia
Cincinnati    Philadelphia              Suite 1900             England         Spain
Dallas        Pittsburgh               P.O. Box 664            Germany         Taiwan
Denver        Princeton      Milwaukee, Wisconsin 53202-0664   Greece          Thailand
Detroit       Schaumburg        Telephone: (414) 271-7240      Hong Kong       Turkey
Houston       St. Louis         www.american-appraisal.com     Hungary         Venezuela
Irvine        San                                              Italy
Jacksonville  Francisco                                        Japan
Los Angeles   Seattle


                             CONSENT OF INDEPENDENT APPRAISER


     American Appraisal Associates, Inc. ("AAA") hereby consents to the incorporation by reference of its preliminary conclusions of value in Amendment No. 2 to Registration
Statement No. 333-104270 of Fiserv, Inc. on Form S-3 ("Form S-3"). Specifically, AAA
consents Fiserv's reference to the stated preliminary conclusions of value of $55.9 million for the intangible assets included in the preliminary purchase price allocation for the CNS acquisition, referenced in "Note 2. Acquisitions" of Fiserv's 2002 10K filing, which is incorporated by reference into Fiserv's Form S-3.


                                                      AMERICAN APPRAISAL ASSOCIATES, INC.


                                                      By  /s/ T. Michael Rathburn
                                                         ---------------------------------
                                                          T. Michael Rathburn
                                                          Associate General Counsel


Milwaukee, Wisconsin
June 20, 2003
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